CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 19, 1997, in Amendment
No. 1 to the Registration Statement (Form S-3 No. 333-43913) and related Prospectus of Lawyers Title Corporation for the Registration of
1,750,000 shares of its common stock.

                                        /s/ Ernst & Young LLP
                                        -----------------------
                                          Ernst & Young LLP

Richmond, Virginia
January 28, 1998